iShares®

iShares Trust

Supplement dated September 3, 2025 (the “Supplement”)

to the currently effective

Statement of Additional Information (the “SAI”)

for the iShares U.S. Fixed Income Balanced Risk Systematic ETF (FIBR) (the “Fund”)

The information in this Supplement updates information in, and should be read in conjunction with, the SAI for the Fund.

Effective September 2, 2025, the changes set out below are effective for the Fund:

	Current	New

Fund Name	iShares U.S. Fixed Income Balanced Risk Systematic ETF	iShares Systematic Bond ETF

Ticker	FIBR	SYSB

Underlying Index	Bloomberg U.S. Fixed Income Balanced Risk Index	BlackRock Universal Systematic Bond Index

All references in the SAI to “iShares U.S. Fixed Income Balanced Risk Systematic ETF,” “FIBR” and “Bloomberg U.S. Fixed Income Balanced Risk Index” are replaced with the Fund’s new name, new ticker, or new Underlying Index, respectively.

Changes to the Fund’s “Construction and Maintenance of the Underlying Indexes”

In the section of the SAI entitled “The Bloomberg Indexes,” the “Bloomberg U.S. Fixed Income Balanced Risk Index” section is deleted in its entirety.

The following is added as a new section:

The BlackRock Index Services Index

BlackRock Universal Systematic Bond Index

Number of Components: approximately 1,212

Index Description. The BlackRock Universal Systematic Bond Index allocates across four components: U.S. Treasury securities, U.S. dollar-denominated mortgage-backed securities (“MBS”), and U.S. dollar-denominated investment-grade and high-yield corporate bonds. The allocations are determined relative to a broader starting universe based on factors including the prevailing economic regime and the prevailing interest rate environment, as determined by BlackRock Index Services, LLC.

Starting from a broad universe of eligible fixed income instruments — including U.S. agencies, foreign government-related bonds, Eurodollar bonds, and 144A bonds — the index applies a series of adjustments and optimizations:

•	Strategic Overweighting: A baseline 12.5% overweight to high-yield corporate bonds is applied, sourced pro rata from Treasuries and MBS.

•	Economic Regime Adjustment: The index adjusts high-yield exposure (+/-2% or +/-4%) based on market signals indicating risk-on or risk-off conditions.

•

Credit Quality and Value Tilt: Bonds are screened for default probability and optimized to favor securities with higher default-adjusted spreads, while managing liquidity, turnover, and issuer concentration.

•

Interest Rate Environment Adjustment: The index’s duration target is modified by +10% or -10% relative to the starting universe, depending on whether rates are falling or rising, respectively, using optimized Treasury allocations.

The index is rebalanced monthly, with cash flows reinvested across the index.

Changes to the Fund’s “Investment Advisory, Administrative and Distribution Services”

In the “Portfolio Managers” section of the Fund’s SAI, the following is added to the table listing each Portfolio Manager’s other types of portfolios and/or accounts:

Jasmita Mohan*

Types of Accounts	Number	Total Assets

Registered Investment Companies	7	11,003,000,000

Other Pooled Investment Vehicles	15	4,138,000,000

Other Accounts	10	7,419,000,000

*	Information for Ms. Mohan is provided as of July 31, 2025. Portfolio Manager for iShares Systematic Bond ETF only.

In the “Portfolio Managers” section of the Fund’s SAI, the following is added to the table listing each Portfolio Manager’s portfolios or accounts with respect to which the investment management fees are based on the performance of those portfolios or accounts:

Jasmita Mohan*

Types of Accounts	Number of Other Accounts with Performance Fees Managed by Portfolio Manager	Aggregate of Total Assets

Registered Investment Companies	0	N/A

Other Pooled Investment Vehicles	3	1,031,000,000

Other Accounts	3	1,818,000,000

*	Information for Ms. Mohan is provided as of July 31, 2025. Portfolio Manager for iShares Systematic Bond ETF only.

In the “Portfolio Managers” section of the Fund’s SAI, the following is added to the table listing each Portfolio Manager’s beneficial ownership of shares of the Funds for which they are primarily responsible for the day-to-day management:

Jasmita Mohan*

Dollar Range
Fund	None	$1 to $10k	$10,001 to $50k	$50,001 to $100k	$100,001 to $500k	$500,001 to $1m	over $1m

iShares 0-5 Year High Yield Corporate Bond ETF	X

iShares 0-5 Year Investment Grade Corporate Bond ETF	X

iShares 0-5 Year TIPS Bond ETF	X

iShares 1-3 Year International Treasury Bond ETF	X

iShares Aaa - A Rated Corporate Bond ETF	X

iShares BB Rated Corporate Bond ETF	X

iShares Broad USD High Yield Corporate Bond ETF	X

iShares CMBS ETF	X

iShares Convertible Bond ETF	X

iShares Core 1-5 Year USD Bond ETF	X

iShares Core International Aggregate Bond ETF	X

Dollar Range
Fund	None	$1 to $10k	$10,001 to $50k	$50,001 to $100k	$100,001 to $500k	$500,001 to $1m	over $1m

iShares ESG Advanced High Yield Corporate Bond ETF	X

iShares Fallen Angels USD Bond ETF	X

iShares Floating Rate Bond ETF	X

iShares GNMA Bond ETF	X

iShares International Treasury Bond ETF	X

iShares J.P. Morgan Broad USD Emerging Markets Bond ETF	X

iShares J.P. Morgan USD Emerging Markets Bond ETF	X

iShares TIPS Bond ETF	X

iShares Treasury Floating Rate Bond ETF	X

iShares U.S. Fixed Income Balanced Risk Systematic ETF	X

iShares U.S. Treasury Bond ETF	X

iShares USD Green Bond ETF	X

*	Data is as of July 31, 2025

If you have any questions, please call 1-800-iShares (1-800-474-2737).

iShares® is a registered trademark of BlackRock Fund Advisors and its affiliates.

IS-A-FIBR-0925

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